SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          May 18, 2004 (May 17, 2004)

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               Date of Report (Date of earliest event reported)


                                RCN Corporation

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            (Exact name of Registrant as specified in its charter)

        Delaware                0-22825                     22-3498533

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       (State of         (Commission File No.)     (IRS Employer Identification
     Incorporation)                                          Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215

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         (Address of principal executive offices, including zip code)



                                (609) 734-3700

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             (Registrant's telephone number, including area code)


                                Not Applicable

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         (Former name or former address, if changed since last report)


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Item 5.  Other Events and Required FD Disclosure

         On May 17, 2004, RCN Corporation (the "Company") announced that negotiations with its senior secured lenders (the "Lenders"), members of an ad hoc committee of holders of its Senior Notes (the "Noteholders' Committee") and others on a consensual financial restructuring of its balance sheet are continuing. In connection with these negotiations, the Company, the Lenders and certain members of the Noteholders' Committee have agreed to extend expiration of their previously announced forbearance agreements until 11:59 p.m. on June 1, 2004. The press release with respect thereto is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits

         Exhibit 99.1 RCN Corporation Press Release dated May 17, 2004.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RCN Corporation


                                  By:       /s/ Deborah M. Royster
                                           -----------------------------------
                                           Name:  Deborah M. Royster
                                           Title: Senior Vice President,
                                                  General Counsel and
                                                  Corporate Secretary

Date:  May 18, 2004

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                                 EXHIBIT INDEX

Exhibit
   No.
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99.1     RCN Corporation Press Release dated May 17, 2004.